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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            _______________________

                                   FORM  8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 June 20, 2003




                             IPC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)




          Delaware                    333-82540                 74-3022102
 ---------------------------   -----------------------         ------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                      Identification No.)



             88 Pine Street, Wall Street Plaza, New York, NY 10005
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212)-825-9060



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ITEM 5. OTHER EVENTS

     On June 20, 2003, IPC Acquisition Corp. announced the appointment of Lance Boxer to the newly created position of chief executive officer, effective July 15, 2003, and that its president Greg Kenepp will take on the additional title of chief operating officer.

                  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





ITEM 7. EXHIBITS

(c) Exhibits


Exhibit No.   Description
-----------   ------------------------------------------------------------------

99.1          Press release of IPC Acquisition Corp. dated June 20, 2003.




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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                IPC Acquisition Corp.


Dated: June 20, 2003                            By: /s/ Timothy Whelan
                                                  -----------------------------
                                                    Timothy Whelan
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer and
                                                    Duly Authorized Officer)




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